================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): February 10, 2006

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

           MISSOURI                  1-11848               43-1627032
(State or other jurisdiction of    (Commission            (IRS Employer
        incorporation)             File Number)        Identification Number)

           1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (636) 736-7000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                                EXPLANATORY NOTE

         On January 30, 2006, Reinsurance Group of America, Incorporated ("RGA") issued a press release announcing its earnings for the three-month period ended December 31, 2005 and providing certain additional information. RGA is filing this Current Report on Form 8-K to make certain information from that press release available for incorporation into its 2006 shelf registration statement on Form S-3.

         ITEM 8.01 OTHER EVENTS.

         RGA reported net income for the fourth quarter of $68.2 million, or $1.07 per diluted share, compared to $55.4 million, or $0.87 per diluted share in the prior-year quarter.

         Fourth-quarter net premiums rose 16 percent to $1,060.1 million from $916.8 million a year ago. Net investment income totaled $169.4 million versus $168.2 million the year before. Approximately $12.0 million of the prior-period amount was due to the conversion of a large annuity treaty from a funds-withheld structure to a coinsurance structure.

         A. Greig Woodring, president and chief executive officer, commented, "Each of our operating segments contributed to a strong fourth quarter. The U.S. segment reported good results with pre-tax net income totaling $84.4 million for the quarter versus $71.8 million in the prior-year quarter. Mortality experience for the quarter was within our range of expectations. For the year, the U.S. reported more than $2.4 billion in net premiums, a 10 percent increase over the prior year.

         "For the quarter, our Canada operations reported pre-tax net income of $21.4 million compared to $20.5 million a year ago. Mortality experience continues to be good. Net premiums increased $30.8 million, or 42 percent for the quarter, and totaled $103.4 million. Approximately $3.7 million of the increase in net premiums was the result of a favorable currency exchange rate.

         "Other International operations, which include our Asia Pacific and Europe and South Africa segments, reported a strong quarter. Asia Pacific reported pre-tax net income of $17.8 million compared with pre-tax net income of $2.5 million in the year-ago quarter. The current quarter reflected favorable mortality experience, while the prior-year period reflected poor mortality experience, including the effect of tsunami related reserves. Net premiums increased

26 percent to $136.4 million from $108.0 million. Foreign currency fluctuations adversely affected net premiums by approximately $2.7 million.

         "Results in Europe and South Africa were also good, driven by favorable mortality in the UK. Pre-tax net income totaled $11.9 million compared to $4.0 million a year ago. The prior-period results reflected adverse mortality experience in the UK. Net premiums increased 12 percent for the quarter to $141.2 million. This rate of increase has lessened relative to previous years due to a slowdown in the UK primary market. Foreign currency fluctuations, primarily the British pound, adversely affected net premiums by approximately $9.7 million.

         "In the Corporate and Other segment, we negotiated the commutation of the two most significant Argentine pension treaties and have now commuted over 95 percent of our obligations. The residual business is insignificant."

         For the year, consolidated net income totaled $224.2 million, or $3.52 per diluted share, compared to $221.9 million, or $3.52 per diluted share, in the year-ago period. Consolidated net premiums were up 16 percent, to $3,866.8 million from $3,347.4 million.

         Woodring concluded, "It was a strong quarter, but we did not meet our full-year 2005 earnings expectation due primarily to the adverse claims experience in the U.S. during the second quarter and the negotiation of final settlements for the Argentine pension business. However, we did recoup some of that poor experience in the second half of the year and head into 2006 with good momentum. We expect continued growth in 2006; however, the pace of growth in our North American operations and select international markets, such as the UK, is expected to moderate."

         The Company also announced that its board of directors declared a regular quarterly dividend of $0.09, payable February 27 to shareholders of record as of February 6.

         Reinsurance Group of America, Incorporated, through its subsidiaries, RGA Reinsurance Company and RGA Life Reinsurance Company of Canada, is among the largest global providers of life reinsurance. In addition to its U.S. and Canadian operations, Reinsurance Group of America, Incorporated has subsidiary companies or offices in Australia, Barbados, Hong Kong, India, Ireland, Japan, Mexico, South Africa, South Korea, Spain, Taiwan, and the United Kingdom. Worldwide, the company has approximately $1.7 trillion of life reinsurance in force, and assets of $16.2 billion. MetLife, Inc. is the beneficial owner of approximately 53 percent of RGA's outstanding shares.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the earnings, revenues, income or loss, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (which we refer to in the following paragraphs as "we," "us" or "our"). The words "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe," and other similar expressions also are intended to identify forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

         Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse changes in mortality, morbidity or claims experience, (2) changes in our financial strength and credit ratings or those of MetLife, Inc. ("MetLife"), the beneficial owner of a majority of our common shares, or its subsidiaries, and the effect of such changes on our future results of operations and financial condition, (3) inadequate risk analysis and underwriting, (4) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in our current and planned markets, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) market or economic conditions that adversely affect our ability to make timely sales of investment securities, (7) risks inherent in our risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (8) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (9) adverse litigation or arbitration results, (10) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (11) the stability of and actions by governments and economies in the markets in which we operate, (12) competitive factors and competitors' responses to our initiatives, (13) the success of our clients, (14) successful execution of our entry into new markets, (15) successful development and introduction of new products and distribution opportunities, (16) our ability to successfully integrate and operate reinsurance business that we acquire, (17) regulatory action that may be taken by state Departments of Insurance with respect to us, MetLife, or its subsidiaries, (18) our dependence on third parties, including those insurance companies and reinsurers to which we cede some reinsurance, third-party investment managers and others, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where we or our clients do business, (20) changes in laws, regulations, and accounting standards applicable to us, our subsidiaries, or our business, (21) the effect of our status as a holding company and regulatory restrictions on our ability to pay principal of and interest on our debt obligations, and (22) other risks and uncertainties described in this document and in our other filings with the Securities and Exchange Commission.

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission. These forward-looking statements speak only as of the date on which they are made. We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements.

           REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                   Condensed Consolidated Statements of Income
                             (Dollars in thousands)


                                                  Three Months Ended                     Twelve Months Ended
   (Unaudited)                                       December 31,                              December 31,
---------------------------------------------------------------------------------------------------------------------
                                             2005                  2004                2005                 2004
                                        ---------------      ---------------      ---------------      ---------------
Revenues:
  Net premiums                          $     1,060,069      $       916,812      $     3,866,775      $     3,347,448
  Investment income, net
    of related expenses                         169,372              168,201              639,165              580,528
  Investment related
    gains/(losses), net                          (5,998)              (2,298)              13,590               29,473
  Change in value of
    embedded derivatives                          1,264               25,720                7,444               26,104
  Other revenues                                 14,093               15,383               57,791               55,366
                                        ---------------      ---------------      ---------------      ---------------
     Total revenues                           1,238,800            1,123,818            4,584,765            4,038,919

Benefits and expenses:
  Claims and other
    policy benefits                             847,583              755,063            3,187,902            2,678,537
  Interest credited                              54,789               60,245              208,376              198,931
  Policy acquisition
    costs and other
    insurance expenses                          168,830              165,714              629,359              591,029
  Change in deferred
    acquisition cost
    associated with
    change in value of
    embedded derivatives                          1,010               18,612                6,972               22,896
  Other operating expenses                       45,352               34,603              154,382              139,896
  Interest expense                               11,596                9,702               41,428               38,437
                                        ---------------      ---------------      ---------------      ---------------
     Total benefits
       and expenses                           1,129,160            1,043,939            4,228,419            3,669,726
                                        ---------------      ---------------      ---------------      ---------------

  Income from continuing
    operations before
    income taxes                                109,640               79,879              356,346              369,193

     Provision for income
       taxes                                     39,975               23,962              120,738              123,893
                                        ---------------      ---------------      ---------------      ---------------

  Income from continuing
    operations                                   69,665               55,917              235,608              245,300

  Discontinued operations:
     Loss from discontinued
     accident and health
     operations, net of
     income taxes                                (1,488)                (497)             (11,428)             (23,048)

Cumulative effect of
  change in accounting
  principle                                          --                   --                   --                 (361)
                                        ---------------      ---------------      ---------------      ---------------

  Net income                            $        68,177      $        55,420      $       224,180      $       221,891
                                        ===============      ===============      ===============      ===============

           REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                   Condensed Consolidated Statements of Income
                  (Dollars in thousands, except per share data)


                                                   Three Months Ended                      Twelve Months Ended
        (Unaudited)                                    December 31,                            December 31,
----------------------------------------------------------------------------------------------------------------------
                                               2005                2004               2005                 2004
                                        ------------------  ------------------  ------------------  ------------------
Earnings per share from
 continuing operations:
       Basic earnings per share         $             1.12  $             0.90  $             3.77  $             3.94
       Diluted earnings per share       $             1.09  $             0.88  $             3.70  $             3.90

Earnings per share from net income:
 Basic earnings per share               $             1.09  $             0.89  $             3.58  $             3.56
 Diluted earnings per share             $             1.07  $             0.87  $             3.52  $             3.52

Weighted average number of
 common and common equivalent
 shares outstanding
 (in thousands)                                     63,653              63,632              63,724              62,964

           REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                     Condensed Consolidated Business Summary


                                                               At or For the
                                                            Twelve Months Ended
 (Unaudited)                                                    December 31,
----------------------------------------------------------------------------------------
                                                        2005                  2004
                                                  -----------------    -----------------
Gross life reinsurance in force (in billions)
   North American business                        $         1,211.1    $         1,095.7
   International business                         $           525.5    $           363.2

Gross life reinsurance written (in billions)
   North American business                        $           218.9    $           188.1
   International business                         $           135.2    $            91.0

Consolidated cash and invested assets
 (in millions)                                    $        12,460.1    $        10,716.3
   Invested asset book yield - trailing
    three months excluding funds withheld                      5.92%                5.93%

Investment portfolio mix
     Cash and short-term investments                           2.05%                1.72%
     Fixed maturity securities                                55.17%               56.21%
     Mortgage loans                                            5.20%                5.69%
     Policy loans                                              7.92%                8.93%
     Funds withheld at interest                               27.77%               25.52%
     Other invested assets                                     1.89%                1.93%

Short-term debt (in millions)                     $           125.6    $            56.1
Long-term debt (in millions)                      $           674.4    $           349.7
Company-obligated mandatorily
 redeemable preferred securities
 of subsidiary (in millions)                      $           158.6    $           158.4
Book value per share outstanding                  $           41.38    $           36.50

Total stockholders' equity (in millions)          $         2,527.5    $         2,279.0

Treasury shares                                           2,052,316              683,245
Common stock outstanding                                 61,075,957           62,445,028

           REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                                 U.S. OPERATIONS
                             (Dollars in thousands)


                                                             Three Months Ended December 31, 2005
                                                                 Asset-              Financial             Total
(Unaudited)                               Traditional           Intensive           Reinsurance             U.S.
                                        ---------------      ---------------      ---------------     ---------------
Revenues:
Net premiums                            $       677,510      $         1,182      $            --     $       678,692
Investment income, net
 of related expenses                             65,161               58,775                   70             124,006
Investment related
 gains/(losses), net                             (3,293)              (3,138)                  --              (6,431)
Change in value of
 embedded derivatives                                --                1,264                   --               1,264
Other revenues                                     (503)               2,661                8,170              10,328
                                        ---------------      ---------------      ---------------     ---------------
  Total revenues                                738,875               60,744                8,240             807,859
Benefits and expenses:
Claims and other
 policy benefits                                543,763                  761                    1             544,525
Interest credited                                12,095               42,157                   --              54,252
Policy acquisition costs
 and other insurance
 expenses                                        97,456               10,489                2,222             110,167
Change in deferred ac-
 quisition cost associated
 with change in value
 of embedded derivatives                             --                1,010                   --               1,010
Other operating expenses                         10,832                1,308                1,342              13,482
                                        ---------------      ---------------      ---------------     ---------------
  Total benefits
   and expenses                                 664,146               55,725                3,565             723,436

  Income before
    income taxes                        $        74,729      $         5,019      $         4,675     $        84,423
                                        ===============      ===============      ===============     ===============


                                                             Three Months Ended December 31, 2004
                                                                 Asset-              Financial             Total
                                          Traditional           Intensive           Reinsurance             U.S.
                                        ---------------      ---------------      ---------------     ---------------
Revenues:
Net premiums                            $       607,953      $         1,234      $            --     $       609,187
Investment income, net
 of related expenses                             58,748               69,766                   44             128,558
Investment related
 gains/(losses), net                               (642)              (5,553)                  --              (6,195)
Change in value of
 embedded derivatives                                --               25,720                   --              25,720
Other revenues                                      964                3,514                7,185              11,663
                                        ---------------      ---------------      ---------------     ---------------
  Total revenues                                667,023               94,681                7,229             768,933
Benefits and expenses:
Claims and other
 policy benefits                                486,117                 (305)                  --             485,812
Interest credited                                14,022               45,630                   --              59,652
Policy acquisition
 costs and other
 insurance expenses                              93,740               24,913                2,598             121,251
Change in deferred ac-
 quisition cost associated
 with change in value of
 embedded derivatives                                --               18,612                   --              18,612
 Other operating
   expenses                                       9,217                1,232                1,321              11,770
                                        ---------------      ---------------      ---------------     ---------------
  Total benefits and
   expenses                                     603,096               90,082                3,919             697,097
    Income before
     income taxes                       $        63,927      $         4,599      $         3,310     $        71,836
                                        ===============      ===============      ===============     ===============


                                    - more -

           REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                                 U.S. OPERATIONS
                             (Dollars in thousands)

                                                         Twelve Months Ended December 31, 2005
                                                                  Asset-             Financial             Total
                                          Traditional           Intensive           Reinsurance             U.S.
                                        ---------------      ---------------      ---------------     ---------------
Revenues:
Net premiums                            $     2,429,541      $         4,670      $            --     $     2,434,211
Investment income, net
 of related expenses                            245,195              220,819                  121             466,135
Investment related
 gains/(losses),net                              (2,152)              (1,077)                  --              (3,229)
Change in value of
 embedded derivatives                                --                7,444                   --               7,444
Other revenues                                    2,290                8,621               28,554              39,465
                                        ---------------      ---------------      ---------------     ---------------
  Total revenues                              2,674,874              240,477               28,675           2,944,026
Benefits and expenses:
Claims and other
 policy benefits                              2,008,536                4,870                    6           2,013,412
Interest credited                                53,958              151,966                   --             205,924
Policy acquisition
 costs and other
 insurance expenses                             341,066               48,276                8,452             397,794
Change in deferred ac-
 quisition cost associated
 with change in value of
 embedded derivatives                                --                6,972                   --               6,972
Other operating expenses                         40,296                5,056                5,411              50,763
                                        ---------------      ---------------      ---------------     ---------------
  Total benefits and
   expenses                                   2,443,856              217,140               13,869           2,674,865
  Income before
    income taxes                        $       231,018      $        23,337      $        14,806     $       269,161
                                        ===============      ===============      ===============     ===============

                                                         Twelve Months Ended December 31, 2004
                                                                 Asset-             Financial             Total
                                          Traditional          Intensive           Reinsurance             U.S.
                                        ---------------     ---------------      ---------------     ---------------
Revenues:
Net premiums                            $     2,207,817     $         4,833      $            --     $     2,212,650
Investment income, net
 of related expenses                            220,080             215,862                  173             436,115
Investment related
 gains/(losses),net                               9,738              (7,196)                  --               2,542
Change in value of
 embedded derivatives                                --              26,104                   --              26,104
Other revenues                                    4,157               9,735               27,419              41,311
                                        ---------------     ---------------      ---------------     ---------------
  Total revenues                              2,441,792             249,338               27,592           2,718,722
Benefits and expenses:
Claims and other
 policy benefits                              1,758,452               9,751                    2           1,768,205
Interest credited                                50,290             146,480                   --             196,770
Policy acquisition
 costs and other
 insurance expenses                             329,006              48,243                9,521             386,770
Change in deferred ac-
 quisition cost associated
 with change in value of
 embedded derivatives                                --              22,896                   --              22,896
Other operating expenses                         43,977               4,714                5,466              54,157
                                        ---------------     ---------------      ---------------     ---------------
  Total benefits and
   expenses                                   2,181,725             232,084               14,989           2,428,798
  Income before
    income taxes                        $       260,067     $        17,254      $        12,603     $       289,924
                                        ===============     ===============      ===============     ===============

                                    - more -

           REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                               CANADIAN OPERATIONS
                             (Dollars in thousands)

                                                               Three Months Ended
(Unaudited)                                                        December 31,
-------------------------------------------------------------------------------------------
                                                            2005                 2004
                                                       ---------------      ---------------
Revenues:
  Net premiums                                         $       103,447      $        72,643
  Investment income, net of related expenses                    32,650               27,582
  Investment related gains, net                                    694                3,349
  Other revenues                                                   (13)                  (6)
                                                       ---------------      ---------------
    Total revenues                                             136,778              103,568

Benefits and expenses:
  Claims and other policy benefits                              91,252               72,109
  Interest credited                                                230                  515
  Policy acquisition costs and other
    insurance expenses                                          19,701                7,472
  Other operating expenses                                       4,174                2,953
                                                       ---------------      ---------------
    Total benefits and expenses                                115,357               83,049

    Income before income taxes                         $        21,421      $        20,519
                                                       ===============      ===============

                                                               Twelve Months Ended
(Unaudited)                                                         December 31,
-------------------------------------------------------------------------------------------
                                                             2005                2004
                                                       ---------------      ---------------
Revenues:
  Net premiums                                         $       343,131      $       253,852
  Investment income, net of related expenses                   120,434              100,141
  Investment related gains, net                                  4,941               11,508
  Other revenues                                                  (279)                  32
                                                       ---------------      ---------------
    Total revenues                                             468,227              365,533

Benefits and expenses:
  Claims and other policy benefits                             307,959              250,542
  Interest credited                                              1,105                1,840
  Policy acquisition costs and other
    insurance expenses                                          56,011               28,505
  Other operating expenses                                      15,174               11,161
                                                       ---------------      ---------------
    Total benefits and expenses                                380,249              292,048

    Income before income taxes                         $        87,978      $        73,485
                                                       ===============      ===============

                            Europe & South Africa
                           (Dollars in thousands)

                                                               Three Months Ended
(Unaudited)                                                         December 31,
------------------------------------------------------------------------------------------
                                                            2005                2004
                                                       ---------------     ---------------
Revenues:
  Net premiums                                         $       141,219     $       125,617
  Investment income, net of related expenses                     2,675               1,328
  Investment related gains, net                                    100                 437
  Other revenues                                                    92                 (14)
                                                       ---------------     ---------------
    Total revenues                                             144,086             127,368

Benefits and expenses:
  Claims and other policy benefits                              99,634              82,233
  Interest credited                                                220                  --
  Policy acquisition costs and other
    insurance expenses                                          24,253              35,083
  Other operating expenses                                       7,749               5,786
  Interest expense                                                 348                 250
                                                       ---------------     ---------------
    Total benefits and expenses                                132,204             123,352

    Income before income taxes                         $        11,882     $         4,016
                                                       ===============     ===============


                                                               Twelve Months Ended
(Unaudited)                                                         December 31,
------------------------------------------------------------------------------------------
                                                             2005                2004
                                                       ---------------     ---------------
Revenues:
  Net premiums                                         $       552,694     $       478,580
  Investment income, net of related expenses                     9,710               5,125
  Investment related gains, net                                    427               5,080
  Other revenues                                                   302               1,541
                                                       ---------------     ---------------
    Total revenues                                             563,133             490,326

Benefits and expenses:
  Claims and other policy benefits                             405,122             314,128
  Interest credited                                                882                  --
  Policy acquisition costs and other
    insurance expenses                                          92,364             121,708
  Other operating expenses                                      27,791              21,472
  Interest expense                                               1,599               1,336
                                                       ---------------     ---------------
    Total benefits and expenses                                527,758             458,644

    Income before income taxes                         $        35,375     $        31,682
                                                       ===============     ===============

        REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                                  Asia Pacific
                             (Dollars in thousands)


                                                                 Three Months Ended
(Unaudited)                                                           December 31,
-------------------------------------------------------------------------------------------
                                                             2005                 2004
                                                       ---------------      ---------------
Revenues:
  Net premiums                                         $       136,364      $       108,043
  Investment income, net of related expenses                     8,385                4,951
  Investment related gains (losses), net                          (414)                 228
  Other revenues                                                 1,946                1,959
                                                       ---------------      ---------------
    Total revenues                                             146,281              115,181

Benefits and expenses:
  Claims and other policy benefits                             104,688              103,308
  Policy acquisition costs and other
    insurance expenses                                          14,999                1,378
  Other operating expenses                                       8,372                7,470
  Interest expense                                                 407                  505
                                                       ---------------      ---------------
    Total benefits and expenses                                128,466              112,661

    Income before income taxes                         $        17,815      $         2,520
                                                       ===============      ===============


                                                                Twelve Months Ended
(Unaudited)                                                          December 31,
-------------------------------------------------------------------------------------------
                                                             2005                2004
                                                       ---------------      ---------------
Revenues:
  Net premiums                                         $       534,926      $       399,122
  Investment income, net of related expenses                    29,427               16,113
  Investment related gains (losses), net                          (294)                 670
  Other revenues                                                 4,593                5,121
                                                       ---------------      ---------------
    Total revenues                                             568,652              421,026

Benefits and expenses:
  Claims and other policy benefits                             420,024              330,144
  Policy acquisition costs and other
    insurance expenses                                          79,146               52,300
  Other operating expenses                                      27,437               24,363
  Interest expense                                               1,679                1,614
                                                       ---------------      ---------------
    Total benefits and expenses                                528,286              408,421

    Income before income taxes                         $        40,366      $        12,605
                                                       ===============      ===============

                               CORPORATE AND OTHER
                             (Dollars in thousands)

                                                                Three Months Ended
(Unaudited)                                                         December 31,
------------------------------------------------------------------------------------------
                                                            2005                 2004
                                                      ---------------      ---------------
Revenues:
  Net premiums                                         $           347      $         1,322
  Investment income, net of related expenses                     1,656                5,782
  Investment related gains (losses), net                            53                 (117)
  Other revenues                                                 1,740                1,781
                                                       ---------------      ---------------
    Total revenues                                               3,796                8,768

Benefits and expenses:
  Claims and other policy benefits                               7,484               11,601
  Interest credited                                                 87                   78
  Policy acquisition costs and other
    insurance expenses                                            (290)                 530
  Other operating expenses                                      11,575                6,624
  Interest expense                                              10,841                8,947
                                                       ---------------      ---------------
    Total benefits and expenses                                 29,697               27,780

    Income before income taxes                         $       (25,901)     $       (19,012)
                                                       ===============      ===============


                                                               Twelve Months Ended
(Unaudited)                                                          December 31,
-------------------------------------------------------------------------------------------
                                                             2005                2004
                                                       ---------------      ---------------
Revenues:
  Net premiums                                         $         1,813      $         3,244
  Investment income, net of related expenses                    13,459               23,034
  Investment related gains, net                                 11,745                9,673
  Other revenues                                                13,710                7,361
                                                       ---------------      ---------------
    Total revenues                                              40,727               43,312

Benefits and expenses:
  Claims and other policy benefits                              41,385               15,518
  Interest credited                                                465                  321
  Policy acquisition costs and other
    insurance expenses                                           4,044                1,746
  Other operating expenses                                      33,217               28,743
  Interest expense                                              38,150               35,487
                                                       ---------------      ---------------
    Total benefits and expenses                                117,261               81,815

    Income before income taxes                         $       (76,534)     $       (38,503)
                                                       ===============      ===============

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REINSURANCE GROUP OF AMERICA,
                                                 INCORPORATED

Date:  February 10, 2006                         By: /s/ Jack B. Lay
                                                    --------------------------
                                                    Jack B. Lay
                                                    Executive Vice President
                                                    and Chief Financial Officer